SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 28, 2004
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona	86-0704792
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

1480 South Hohokam Drive Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operation and Financial Condition
SIGNATURES
Exhibit 99

Item 7. Financial Statements and Exhibits

     Exhibits 99 Press release of Action Performance Companies, Inc., dated July 28, 2004

Item 12. Results of Operation and Financial Condition

     On July 28, 2004, Action Performance Companies, Inc. issued a press release reporting financial results for the third quarter and nine months ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99 and is hereby incorporated by reference in this item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004	Action Performance Companies, Inc.
	By:	/s/ R. David Martin
		Name:	R. David Martin
		Title:	Chief Financial Officer, Secretary and Treasurer